SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) August 5, 1997 (May 22, 1997)


                                 Unidigital Inc.
                                 ----------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                          0-27664                      13-3856672
----------------------------   ------------------------    --------------------------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer Identification No.)
     of Incorporation)


              545 West 45th Street, New York, New York         10036
              ----------------------------------------------------------
              (Address of Principal Executive Offices)       (Zip Code)

                                 (212) 397-0800
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

                  20 West 20th Street, New York, New York 10011
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         As reported in the Current Report on Form 8-K dated June 6, 1997 filed by Unidigital Inc. (the "Company"), on May 22, 1997, the Company, through its wholly-owned subsidiary, Elements (UK) Limited, consummated the acquisition of all of the issued and outstanding capital stock of Libra City Corporate Printing Limited and its subsidiaries (the "Seller"), a London-based financial printer.

         The Company hereby files this Amendment No. 1 on Form 8-K/A to file the financial statements and related pro forma financial statements required pursuant to Item 7 of Form 8-K with respect to such transaction.

(a) Financial Information of Business Acquired.



                      LIBRA CITY CORPORATE PRINTING LIMITED


                         REPORT AND FINANCIAL STATEMENTS

                               31st DECEMBER 1996

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

                                    Directors

                                   F.E. Allen
                                   R.D. Bishop
                                     R. Cort
                                    K. Dellow

                         Secretary and Registered Office

                                    K. Dellow
                 Truscott House, 32-42 East Road, London N1 6AD

                                    Auditors

                                 Moore Stephens
                              Chartered Accountants
                St. Paul's House, Warwick Lane, London, EC4P 4BN

                             Report of the Directors

The directors present their report and the audited financial statements for the year ended 31st December 1996.

Review of Activities

The principal activity of the group during the year was that of printers. The directors foresee no significant changes in the future activities of the group.

Review of Performance

The confidence expressed in last year's review regarding the outlook for 1996 has been amply justified by the actual outturn which showed a substantial improvement on 1995. The current year has started steadily and the directors are hopeful that the outcome for the year will not be dis-similar to 1996.

Results and Dividends

The group profit after tax amounted to (pound)209,344. A dividend of (pound)4.25 per share amounting to (pound)66,385 was paid during the year. The remaining balance of (pound) 142,959 is to be transferred to reserves.

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


                       Report of the Directors (Continued)


Directors' Interests

The interests, as defined by the Companies Act 1985, of the directors in the ordinary share capital of the company during the year were as follows:

                                                 Holding at
                                                 ----------
                                   31st December             31st December
                                       1996                       1995
                                   -------------             --------------

        F.E. Allen                     7,263                      7,263
        R.D. Bishop                      704                        704
        R. Cort                           -                          -
        K. Dellow                        312                        312

Charitable Contributions

During the year the group has made contributions of (pound)186 to United Kingdom charitable organisations, including (pound)100 to the Variety Club of Great Britain.

Auditors

The auditors, Moore Stephens, are willing to continue in office. A resolution for their reappointment and authorising the directors to fix their remuneration will be submitted to the annual general meeting.


                              By Order of the Board

                                    K. DELLOW

                                    Secretary

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


Statement of Directors Responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

     -    select suitable accounting policies and then apply them consistently;

     -    make judgements and estimates that are reasonable and prudent;

     - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


                                      -6=

                    Report of the Auditors to the Members of
                      Libra City Corporate Printing Limited


We have audited the financial statements on pages 5 to 16 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective Responsibilities of Directors and Auditors

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of Opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the affairs of the company and the group at 31st December 1996 and of the group profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



St. Paul's House,                                              MOORE STEPHENS
London, EC4P 4BN
22nd April 1997                                            Chartered Accountants
                                                              Registered Auditor

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

                      Consolidated Profit and Loss Account
                      For the year ended 31st December 1996


                                           Note            1996             1995
                                           ----            ----             ----

Turnover                                  1(c),2         3,964,753        3,230,800
Cost of sales                                            2,735,850        2,333,506
                                                         ---------        ---------

Gross Profit                                             1,228,903          897,294
Net operating expenses                                     899,254          715,451
                                                         ---------        ---------

Operating Profit                            3              329,649          181,843
Interest received                                           20,725           26,690
Interest payable and similar
  charges                                   5              (37,140)         (50,248)
                                                         ---------        ---------

Profit on Ordinary Activities
before Taxation                                            313,234          158,285
Taxation on Ordinary Activities             6              103,890           53,245
                                                         ---------        ---------

Profit on Ordinary Activities
after Taxation                                             209,344          105,040
Dividends                                   7              (66,385)         (66,385)
                                                         ---------        ---------

Retained Profit for the
Financial Year                                    (pound)  142,959  (pound)  38,655
                                                         =========        =========

Summary of Retained Profits
At 1st January 1996                                        516,201          477,546
Retained profit for the
  financial year                                           142,959           38,655
                                                         ---------        ---------

At 31st December 1996                             (pound)  659,160  (pound) 516,201
                                                         =========        =========



The group has no recognised gains or losses other than those included in the profit and loss account.

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

                     Balance Sheets as at 31st December 1996
                            (All amounts in pounds)



                                                        1996                                1995
                                                -----------------------           ------------------------
                                     Note        Group          Company           Group            Company
                                     ----        -----          -------           -----            -------
Fixed Assets
Tangible assets                        9         267,129          267,129          246,423          246,423
Investments                           10            --          1,241,893             --          1,241,893
                                              ----------       ----------       ----------       ----------

                                                 267,129        1,509,022          246,423        1,488,316
                                              ----------       ----------       ----------       ----------

Current Assets
Stocks                                11         154,786          154,786          107,450          107,450
Debtors                               12         777,782          777,782          944,232          944,232
Cash at bank and in hand                         681,991          681,991          511,661          511,661
                                              ----------       ----------       ----------       ----------

                                               1,614,559        1,614,559        1,563,343        1,563,343
Creditors, amounts
falling due within
one year                              13         872,653        1,250,718         (923,964)      (1,302,029)
                                              ----------       ----------       ----------       ----------

Net Current Assets                               741,906          363,841          639,379          261,314
                                              ----------       ----------       ----------       ----------

Total Assets Less
Current Liabilities                            1,009,035        1,872,863          885,802        1,749,630

Creditors, amounts
falling due after
more than one year                    13         (62,764)         (62,764)         (82,490)         (82,490)
                                              ----------       ----------       ----------       ----------

                                                 946,271        1,810,099          803,312        1,667,140
                                              ==========       ==========       ==========       ==========
Capital and Reserves
Called up share
 capital                              15          15,620           15,620           15,620           15,620
Merger reserves                       16         271,491        1,313,776          271,491        1,313,776
Profit and loss account               16         659,160          480,703          516,201          337,744
                                              ----------       ----------       ----------       ----------
Shareholder funds                     21         946,271        1,810,099          803,312        1,667,140
                                              ==========       ==========       ==========       ==========


    These financial statements were approved by the Board on 22nd April 1997.

                           F.E. ALLEN        )
                                             )  Directors
                           R. CORT           )

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

                               Cash Flow Statement
                      For the year ended 31st December 1996



                                          Note                 1996                         1995
                                          ----                 ----                         ----
Net Cash Inflow from
Operating Activities                       17                        542,748                      325,393

Returns on Investments and
Servicing of Finance

Interest received                                         20,725                      26,690
Interest paid                                            (37,140)                    (50,248)
Dividends paid                                          (132,770)                    (12,496)
                                                        --------                     -------

Net Cash Outflow from
Returns on Investments
and Servicing of Finance                                            (149,185)                     (36,054)

Corporation Tax Paid
(including A.C.T.)                                                   (50,552)                     (57,997)

Investing Activities

Payments to acquire
  fixed assets                                           (51,694)                    (22,290)
Receipts from sale of
  tangible fixed assets                                    3,850                       7,738
                                                         -------                     -------

Net Cash Outflow
from Investing Activities                                            (47,844)                     (14,552)
                                                                     -------                      -------

Net Cash Inflow
before Financing                                                     295,167                      216,790

Financing

Capital element of finance
  lease rentals                                          124,837                    (115,545)
                                                         -------                    --------

Net Cash Outflow from
Financing                                                            124,837                     (115,545)
                                                                     -------                     --------

Increase in Cash
and Cash Equivalents                       19               (pound)  170,330              (pound) 101,245
                                                                     =======                      =======

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


           Financial Statements for the year ended 31st December 1996

                                      Notes


Principal Accounting Policies


(a)      Basis of accounting
         The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.


(b)      Basis of consolidation
         The financial statements incorporate the results of all subsidiary companies of Libra City Corporate Printing Limited for the year ended 31st December 1996. All turnover arises from continuing operations.


(c)      Turnover
         Turnover represents sales invoiced during the year net of Value Added Tax.


(d)      Goodwill
         Goodwill arising on consolidation is written off directly against reserves.


(e)      Tangible fixed assets and depreciation
         Tangible fixed assets are stated at cost, less accumulated depreciation.

         Depreciation is calculated to write off the cost of fixed assets over their estimated useful lives at the following rates per annum:

         Leasehold improvements         - over the life of the lease
         Plant and machinery            - 25% straight line
         Office equipment               - 10% straight line
         Motor vehicles                 - 33 1/3% straight line

         Depreciation is charged both in the year of acquisition and disposal.


(f)      Stocks and work in progress
         Stocks and work in progress are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow moving items. Cost is determined on a first in first out basis.


(g)      Deferred taxation
         Provision is made by the liability method for all timing differences which are expected to be reversed in the foreseeable future.


(h)      Leased assets
         Assets held under finance leases are capitalised as tangible fixed assets at their fair value. Finance charges are allocated to accounting years using the sum of digits method. Operating lease payments are taken to the profit and loss account when due.


(i)      Pension costs
         Contributions to individuals pension schemes are charged to expenditure as incurred.

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)


2.       Turnover

         The turnover and pre-tax profit are attributable to the principal activities of the group.

         All turnover originated in the United Kingdom.

         Turnover has been restated in 1995 to include carriage previously included in distribution costs.


3.       Operating Profit


Operating profit is stated after charging/(crediting):         1996          1995
                                                              ------         -----
                                                             (pound)        (pound)

Directors' emoluments (Note 4)                               245,020        197,100
Auditors' remuneration     - Audit                            16,500         16,500
                           - Other                             2,849              -
Depreciation of fixed assets owned                            28,322         16,819
Depreciation of fixed assets leased                          110,578        115,730
Profit on disposal of fixed assets                            (3,204)       (11,745)
Hire of equipment                                              7,714          6,751
                                                           =========      =========

4. Directors and Employees

Directors' Emoluments


Staff costs include the following emoluments in
respect of directors of the company:                                1996              1995
                                                                    ----              ----

Fees and salaries                                                  225,000           179,475
Other emoluments, including pension contributions                   20,020            17,625
                                                                   -------           -------
                                                           (pound) 245,020   (pound) 197,100
                                                                   =======           =======


Included within fees and salaries is an amount of (pound)10,000 relating to consultancy services provided by a firm owned by Mr. R. Cort (one of the directors).


Directors' emoluments, excluding
pension contributions are
as follows:

                                       1996                1995
                                       ----                ----

The highest paid director     (pound) 106,373     (pound) 85,033
                                      =======             ======

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies
           Financial Statements for the year ended 31st December 1996
                                Notes (Continued)

4.   Directors and Employees (Continued)

The number of other directors, whose emoluments were within the ranges was:

                                        1996                1995
                                       ------              -----
                                       Number              Number
(pound)5,000 -(pound)10,000                1                   -
(pound)10,001 -(pound)15,000               -                   1
(pound)35,001 -(pound)40,000               -                   1
(pound)40,001 -(pound)45,000               1                   -
(pound)45,001 -(pound)50,000               1                   1
                                      ======              ======

Staff Costs
Staff costs during the year were as follows:
                                            1996               1995
                                            ----               ----
Wages and salaries                         989,496           847,306
Social security costs                       95,138            83,685
Other pension costs                         38,665            42,891
                                         ---------            ------

                                 (pound) 1,123,299   (pound) 973,882
                                         =========           =======

The average weekly number of persons employed by the group during the year was 31 (1995 -31).

The company operates a defined contribution pension scheme for employees. The charge for the year was (pound)39,929; included in the balance sheet is an accrual for (pound)6,411.

5. Interest Payable


                                                         1996                 1995
                                                         ----                 ----
On bank loans, overdrafts and other loans
  repayable within 5 years by instalments                  37,140              50,248
                                                      -----------           ---------

                                               (pound)     37,140     (pound)  50,248
                                                      ===========           =========



6. Tax on Ordinary Activities

                                                        1996                 1995
                                                       ------                ----
United Kingdom corporation tax payable
  based on the result for the year as
  adjusted for tax purposes at 33%
  (1995 - 25%)                                           105,000             58,000
Overprovision in previous years                           (1,110)            (4,755)
Deferred tax (note 14)                                         -                  -
                                                      -----------           -------
                                               (pound)   103,890     (pound) 53,245
                                                      ==========             ======

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)


7.    Dividends Paid on the
      Ordinary Shares:

                                                        1996              1995
                                                       ------             ----
      Final dividended paid of (pound)4.25 per
       share (1995(pound)4.25)                          66,385           66,385
                                                        ------          -------

                                                (pound) 66,385   (pound) 66,385
                                                       =======          =======


8.    Profit for the Financial Year

      Libra City Corporate Printing Limited has taken advantage of the Companies Act exemption from presentation of its own profit and loss account. The result of the holding company for the financial year amounts to a profit of (pound)142,959 (1995: profit of (pound)38,655).


9. Tangible Fixed Assets

       Group and Company


                                                      Plant and
                                                      Machinery
                                                      and Motor              Office
                                                      Vehicles              Equipment             Total
                                                      --------              ---------             -----
       Cost
         At 1st January 1996                            420,869                 87,769            508,638
         Additions                                       26,368                139,084            164,452
         Disposals                                      (20,180)                    -             (20,180)
                                                       --------                -------           --------

         At 31st December 1996                  (pound) 426,057        (pound) 226,853    (pound) 652,910
                                                        =======                =======            =======

       Depreciation
         At 1st January 1996                            233,986                 28,229            262,215
         Charge for the year                            104,868                 34,032            138,900
         Eliminated on disposals                        (15,334)                    -             (15,334)
                                                       --------                 ------           --------

         At 31st December 1996                  (pound) 323,520         (pound) 62,261    (pound) 385,781
                                                        =======                 ======            =======

       Net book value
         At 31st December 1996                  (pound) 102,537        (pound) 164,592    (pound) 267,129
                                                        =======                =======            =======

         At 31st December 1995                  (pound) 186,883         (pound) 59,540    (pound) 246,423
                                                        =======                 ======            =======


       Tangible fixed assets include assets held under finance leases with a net book value of (pound)186,449 (1995: (pound)197,589).

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)

10.      Fixed Asset Investments

                                                                  Company
                                                                  -------
         Investment in subsidiary companies at cost

         At 1st January 1996 and at
           31st December 1996                             (pound) 1,241,893
                                                                  =========


         The interests of Libra City Corporate Printing Limited in subsidiary companies were:


                                                             Proportion       Proportion
                                                             of ordinary      of ordinary
                                                             shares held      shares held
                                                              directly        indirectly
                                                             -----------      -----------
         Libra City Printers Limited                            100%               -
         Libra City Printers (International) Limited              -              100%
         Libra City (Annual Reports) Limited                      -              100%
         Cityset Communications Limited                         100%               -
         Cityset Printers Limited                                 -              100%


         All of the above companies are incorporated in the United Kingdom, none of them being listed on a recognised stock exchange.

11.      Stocks

         Stocks comprise:

         Group and company
                                              1996                      1995
                                             ------                    -----
         Raw Materials and
           consumables                        30,664                    30,873
         Work in progress                    124,122                    76,577
                                            --------                   -------

                                     (pound) 154,786           (pound) 107,450
                                             =======                   =======

12.      Debtors

         Group and company
                                              1996                      1995
                                             ------                    -----
         Trade debtors                       614,226                   820,686
         Other debtors                       132,584                    99,276
         Prepayments and accrued
           income                             30,972                    24,270
                                             -------                   -------

                                     (pound) 777,782           (pound) 944,232
                                             =======                   =======

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)


13.      Creditors, amounts falling due within
         one year

                                                      1996                                  1995
                                                      ----                                  ----
                                                Group            Company              Group            Company
                                                -----            -------              -----            -------

         Trade creditors                       465,404           465,404             558,375           558,375
         Owed to group companies                    -            378,344                  -            378,344
         Corporation tax                       105,000           105,000              54,876            54,876
         Dividends payable                          -                 -               66,385            66,385
         Other taxation and social
           security payable                    114,189           114,189              67,072            67,072
         Accruals                               75,115            74,834              70,970            70,691
         Obligations under finance
           leases                              112,947           112,947             106,286           106,286
                                               -------        ----------             -------        ----------
                                       (pound) 872,655  (pound)1,250,718     (pound) 923,964 (pound) 1,302,029
                                               =======         =========             =======         =========



         Creditors, amounts falling due after more than one year


         Group and company
                                                                 1996              1995
                                                                ------             -----
         Obligations under finance
           leases                                                62,764            82,490
                                                                 ------            ------
                                                         (pound) 62,764    (pound) 82,490
                                                                 ======            ======

         Obligations under finance leases comprise:

         Group and company
                                                                 1996              1995
                                                                ------            -----

         Gross obligations                                      206,469           226,282
         Less future finance
           charges payable                                      (30,758)          (37,506)
                                                                -------           -------
                                                        (pound) 175,711   (pound) 188,776
                                                                =======           =======

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)

13.      Creditors (Continued)

         Net obligations are due as follows:


                                                                        1996                   1995
                                                                       ------                  -----
         Within one year                                               112,947                106,286
         In the second to fifth
           years inclusive                                              62,764                 82,490
                                                                      --------               --------
                                                               (pound) 175,711        (pound) 188,776
                                                                       =======                =======



14.      Provisions for Liabilities and charges

         Group and company

         The movements on the deferred tax account are as follows:

                                                                   1996                  1995
                                                                  ------                -----
         Provision at 1st January 1995                                 -                     -
         Transfer to profit and loss account                           -                     -
                                                                  --------              --------

         Provision at 31st December 1995                       (pound) -             (pound) -
                                                                   ======                ======



15.      Called Up Share Capital

                                                                   1996                  1995
                                                                  ------                -----

         Authorised, allotted, called up and fully paid:
          15,620 ordinary shares of(pound)1 each           (pound) 15,620        (pound) 15,620
                                                                   ======                ======


                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies


           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)


16.      Reserves


                                                                         Profit and
                                                     Merger                 Loss
                                                     Reserve               Account                Total
                                                     -------             ----------               -----
         Group

         At 1st January 1996                          271,491               516,201               787,692
         Retained profit for the year                      -                142,959               142,959
                                                          ---               -------               -------


         At 31st December 1996
         Company                              (pound) 271,491       (pound) 659,160       (pound) 930,651
                                                      =======               =======               =======

         At 1st January 1996                        1,313,776               337,744             1,651,520
         Retained profit for the year                      -                142,959               142,959
                                                    ---------               -------            ----------


         At 31st December 1996              (pound) 1,313,776       (pound) 480,703     (pound) 1,794,479
                                                    =========               =======             =========



17.      Reconciliation of Operating Profit to
         Net Cash Inflow from Operating Activities

                                                        1996             1995
                                                       ------           -----

        Operating profit                               329,649          181,843
        Depreciation charges                           138,900          132,549
        Profit on sale of tangible
          fixed assets                                  (3,204)         (11,745)
        Increase in stock                              (47,336)         (36,894)
        Decrease/(Increase) in debtors                 166,450          (54,657)
        Decrease in creditors                          (41,711)         114,297
                                                       -------          -------

        Net cash inflow from operating
          activities                           (pound) 542,748  (pound) 325,393
                                                       =======          =======

                      Libra City Corporate Printing Limited
                          and its Subsidiary Companies

           Financial Statements for the year ended 31st December 1996

                                Notes (Continued)

18.      Analysis of Changes in Cash and Cash
         Equivalents During the Year

                                                   1996                   1995
                                                  ------                  -----

        Balance at 1st January 1996               511,661                410,416
        Net cash inflow                           170,330                101,245
                                                  -------                -------
        Balance at 31st December 1996     (pound) 681,991        (pound) 511,661
                                                  =======                =======


19.      Analysis of the Balances of Cash and Cash
         Equivalents as Shown in the Balance Sheet


                                                                                        Change
                                             1996                  1995                 in year
                                            ------                ------                -------
         Cash at bank and in hand    (pound) 681,991       (pound) 511,661       (pound) 170,330
                                             =======               =======               =======


20.     Analysis of Changes in Financing During the Year


                                                                1996                  1995
                                                               ------                -----

        Balance at 1st January 1996                             188,776               239,827
        Cash outflow from finance lease payments               (124,837)             (115,547)
        Inception of finance lease                              111,772                64,496
                                                                -------              --------


        Balance at 31st December 1996                   (pound) 175,711       (pound) 188,776
                                                                =======               =======


21.     Reconciliation of Movements in Shareholders Funds

                                                                1996                  1995
                                                               ------                -----

        Profit for the financial year                           209,344               105,040
        Dividends                                               (66,385)              (66,385)
                                                                -------               --------

        Net increase in shareholders funds                      142,959                38,655
        Shareholders funds at 31st December 1995                803,312               764,657
                                                                -------               -------
        Shareholders funds at 31st December 1996        (pound) 946,271       (pound) 803,312
                                                                =======               =======

                                              For Information of Management Only


                      Libra City Corporate Printing Limited

                         Trading Profit and Loss Account
                      For the year ended 31st December 1996



                                                 1996                                 1995
                                       -------------------------         ----------------------------
Sales                                                  3,964,753                            3,230,800
Cost of Sales
Opening stock and WIP                   107,450                              70,556
Wages and salaries                      637,764                             553,026
Purchases                             2,036,381                           1,746,725
Repairs to plant and
  machinery                              17,296                                 332
Depreciation:
Plant and machinery                      84,032                              63,566
Hire of plant and
machinery                                 7,714                               6,751
                                         ------                              ------
                                      2,890,637                           2,440,956
Less: Closing stocks
  and WIP                              (154,786)                           (107,450)
                                      ---------                           ---------
                                                       2,735,851                            2,333,506
                                                      ----------                           ----------
Gross Profit                                           1,228,902                              897,294
Selling and Marketing
  costs (page 19)                        155,924                            112,455
Distribution costs
  (page 19)                             (11,321)                            (49,182)
                                       --------                            --------
                                                         144,603                               63,273
                                                        --------                              -------
Contribution to Overheads                              1,084,299                              834,021
Establishment costs
  (page 19)                              180,812                            187,603
Administrative expenses
  (page 19)                              328,819                            267,475
                                        --------                           --------
                                                         509,631                              455,078
                                                        --------                             --------
Trading Profit                                           574,668                              378,943
Directors Costs
Directors' remuneration                  225,000                            179,475
Directors' pension
  costs                                   20,020                             17,625
                                         -------                            -------
                                                         245,020                              197,100
                                                        --------                             --------
Operating Profit
Carried Forward                                          329,648                              181,843

                                              For Information of Management Only

                      Libra City Corporate Printing Limited

                   Trading Profit and Loss Account (Continued)
                      For the year ended 31st December 1996


                                                1996                          1995
                                               ------                        -----
Operating Profit
Brought Forward                                      329,649                       181,843

Other Income and Expenses
Interest receivable                   (20,725)                   (26,690)
Lease charges                          37,140                     50,248
                                    ---------                   --------

                                                      16,415                        23,558
                                                   ---------                      --------

Profit before Taxation                               313,234                       158,285
Taxation                                            (103,890)                      (53,245)
                                                    --------                       -------

Profit after Taxation                                209,344                       105,040
Dividends                                            (66,385)                      (66,385)
                                                   ---------                       -------

Retained Profit for the
Financial Year                               (pound) 142,959                (pound) 38,655
                                                    ========                       =======


                                              For Information of Management Only


                      Libra City Corporate Printing Limited
                         Trading Profit and Loss Account
                For the year ended 31st December 1996 (Continued)

                                                 1996                 1995
                                                ------               -----
Selling and Marketing Costs
Wages and salaries                              59,994                54,205
Advertising and publicity                        6,499                 5,710
Travel and motor expenses                       11,300                 4,048
Entertaining                                    73,210                43,570
Bad and doubtful debts                           4,921                 4,922
                                                ------                 -----
                                       (pound) 155,924       (pound) 112,455
                                               =======               =======
Distribution Costs
Wages and salaries                              17,421                18,904
Travel and motor expenses                       35,818                29,330
Carriage (less recharges)                      (64,560)              (97,416)
                                               -------               -------
                                       (pound) (11,321)      (pound) (49,182)
                                               =======               =======
Establishment Costs
Rent and rates                                  14,645                14,961
Repairs and maintenance                         38,670                37,630
Cleaning                                         9,420                 5,160
Profit on disposal of fixed assets              (3,204)              (11,745)
Depreciation                                    54,900                68,983
Heat and light                                  14,573                16,253
Insurance                                       29,430                31,698
General expenses                                22,378                24,663
                                              --------              --------

                                       (pound) 180,812       (pound) 187,603
                                               =======               =======
Administration Expenses
Wages and salaries                             131,495               139,251
Travel and motor expenses                        2,833                 2,593
Staff pension                                   18,675                11,266
Printing, postage and stationery                84,308                10,780
Telephone                                       22,254                39,873
Audit and accountancy                           18,275                17,389
Consultancy                                     10,116                 9,770
Legal and professional                               -                   826
Bank charges                                       723                   821
Hire of equipment                                8,618                 9,351
Health insurance                                 9,342                11,055
Sundry expenses                                 18,804                11,632
Subscriptions and membership                     3,376                 2,868
                                             ---------             ---------
                                       (pound) 328,819       (pound) 267,475
                                               =======               =======

(b) Pro Forma Financial Information (unaudited).

                         PRO FORMA FINANCIAL INFORMATION

         The following Pro Forma Financial Statements are based on the historical financial statements of the Company, adjusted to give effect to the acquisition of certain assets and certain liabilities of the Seller by the Company. The Pro Forma Income Statements for the nine months ended May 31, 1997 and the twelve months ended August 31, 1996 assume that the acquisition occurred as of the first day of the applicable period.

         The pro forma statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1996, the Company's Quarterly Report on Form 10-QSB for the quarter ended May 31, 1997, the Company's Current Report on Form 8-K dated June 6, 1997 (each as filed with the Securities and Exchange Commission) and the audited financial statements of the Seller that are filed herewith.

         The pro forma financial information does not purport to present what the Company's results of operations would actually have been if the acquisition of the Seller's assets had occurred on the assumed dates, as specified above, or to project the Company's financial condition or results of operations for any future period.

                                 UNIDIGITAL INC.

             Pro Forma Condensed Statement of Operations (Unaudited)

                         Nine Months Ended May 31, 1997



                                              Unidigital         Libra
                                             May 31, 1997    May 31, 1997        Adjustments       Pro forma
                                             ------------    ------------        -----------       ---------

Net sales.................................    $18,157,668     $ 4,202,018                           22,359,686

Cost of sales.............................      9,624,915       3,053,209                           12,678,124
Selling, general and
  administrative expenses.................      4,784,420       1,270,444(a)           128,962       6,183,826
Corporate expenses........................      1,233,671              --                            1,233,671
                                              -----------     -----------         ------------     -----------
       Total operating expenses...........     15,643,006       4,323,653              128,962      20,095,621
                                              ===========     ===========         ============     ===========
Income from operations....................      2,514,662        (121,635)            (128,962)      2,264,065
Interest expense..........................        695,660          37,282(b)           441,000       1,173,942
Interest and other income.................        (60,792)        (21,584)                             (82,376)
                                              -----------     -----------         ------------     -----------
Income before income taxes................      1,879,794        (137,333)            (569,962)      1,172,499
                                              ===========     ============        =============    ===========
Income taxes..............................        634,378         (26,493)(c)         (182,388)        425,497
                                              -----------     ------------        -------------    -----------
NET INCOME (LOSS).........................    $ 1,245,416     $  (110,840)        $   (387,574)    $   747,002
                                              ===========     ============        =============    ===========
Net income per common share...............    $      0.39                                          $      0.23
                                              ===========                                          ===========
Net income per fully diluted earnings per
  share...................................    $      0.38                                          $      0.23
                                              ===========                                          ===========
Weighted average number of shares used in
computing earnings per common share.......      3,203,121                                            3,203,121
                                              ===========                                          ===========
Weighted average number of shares used in
computing fully diluted earnings per
  share...................................      3,306,340                                            3,306,340
                                              ===========                                          ===========

                                 UNIDIGITAL INC.

             Pro Forma Condensed Statement of Operations (Unaudited)

                       Twelve Months Ended August 31, 1996



                                               Unidigital              Libra
                                            August 31, 1996       August 31, 1996     Adjustments         Pro forma
                                            ---------------       ---------------     -----------         ---------

Net sales.................................    $11,659,818           $ 6,410,040                           18,069,858

Cost of sales.............................      5,621,668             4,305,600                            9,927,268
Selling, general and
  administrative expenses.................      3,593,302             1,254,240(a)           171,950       5,019,492
Corporate expenses........................        456,172                    --                              456,172
                                              -----------           -----------         ------------     -----------
       Total operating expenses...........      9,671,142             5,559,840              171,950      15,402,932
                                              ===========           ===========         ============     ===========
Income from operations....................      1,988,676               850,200             (171,950)      2,666,926
Interest expense..........................        326,805                63,960(b)           588,000         978,765
Interest and other income.................       (232,397)              (35,880)                            (268,277)
                                              -----------           -----------         ------------     -----------
Income before income taxes................      1,894,268               822,120             (759,950)      1,956,438
                                              ===========           ===========         ============     ===========
Income taxes..............................      1,064,327               274,560(c)          (243,184)      1,095,703
                                              -----------           -----------              -------     -----------
NET INCOME (LOSS).........................    $   829,941           $   547,560         $   (516,766)    $   860,735
                                              ===========           ===========         =============    ===========
Net income per common share...............    $      0.31                                                $      0.33
                                              ===========                                                ===========
Net income per fully diluted earnings
  per share...............................    $      0.30                                                $      0.32
                                              ===========                                                ===========
Weighted average number of shares used in
computing earnings per common share.......      2,643,828                                                  2,643,828
                                              ===========                                                ===========
Weighted average number of shares used in
computing fully diluted earnings per
  share...................................      2,725,646                                                  2,725,646
                                              ===========                                                ===========

                                 UNIDIGITAL INC.

                    Notes to Pro Forma Condensed Consolidated
                        Financial Statements (Unaudited)

For purposes of determining the pro forma effect of the transaction on Unidigital's Pro Forma Condensed Statement of Operations for the nine months ended May 31, 1997 and the fiscal year ended August 31, 1996, respectively, the following pro forma adjustments have been made:




Cash Consideration from Issuance of Five Year Notes Payable                       $    3,000,000
Management Bonus Pool                                                             $      410,000
Value of Five Year Warrants to purchase up to 300,000 shares                      $      588,000
                                                                                  --------------

                                                    Total Consideration           $    3,998,000
                                                                                  ==============

                                     Total value of Net Assets Acquired           $    1,418,752
                                                                                  --------------

                                                               Goodwill           $    2,579,248
                                                                                  ==============



                                                                                  9 Months Ended              Year Ended
                                                                                   May 31, 1997            August 31, 1996
                                                                                  --------------           ---------------

(a) Amortization of Goodwill over 15 years                                        $     128,962            $      171,950

(b) Amortization of financing costs of five year warrants                         $     441,000            $      588,000

(c) Pro Forma Tax Adjustment                                                      $    (182,388)           $     (243,184)

(c) Exhibits.

         Exhibit No.                   Description of Exhibit
         -----------                   ----------------------

           10.1 Share Purchase Agreement by Way of Deed dated May 22, 1997 by and among Unidigital Inc., Elements (UK) Limited, Libra City Corporate Printing Limited, Francis Allen, Robin Bishop, Kenneth Dellow, Edward Tylee, Invesco English and International Trust, and Baronsmead Investment Trust (included as an exhibit to the Company's Form 8-K dated June 6, 1997 and incorporated by reference herein).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Unidigital Inc.



                                     By: /s/ William E. Dye
                                         ----------------------------
                                         William E. Dye, President and
                                           Chief Executive Officer
                                           (Principal Executive Officer)



                                     By: /s/ Michael Brown
                                         ------------------------------
                                          Michael Brown, Vice President
                                            and Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Date: August 5, 1997